UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

July 13, 2011

Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 13, 2011, Capital One Financial Corporation (the “Company”) announced that it had priced an underwritten public offering of its common stock, par value $0.01 per share (“Common Stock”), subject to the Forward Sale Agreements described below. In connection with the offering of Common Stock, the Company: (i) entered into letter agreements (the “Forward Sale Agreements”), dated as of July 14, 2011, with each of Barclays Capital Inc., acting as agent for Barclays Capital PLC, and Morgan Stanley & Co. LLC (collectively, the “Forward Purchasers”) and (ii) entered into an underwriting agreement, dated as of July 14, 2011 (the “Equity Underwriting Agreement” and, together with the Forward Sale Agreements, the “Equity Offering Agreements”), with Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (the “Equity Underwriters”), relating to the public offering of 40,000,000 shares of Common Stock (the “Equity Offering”).

Pursuant to the Equity Offering Agreements, the Forward Purchasers or their affiliates agreed to borrow and sell to the public, through the Equity Underwriters, 40,000,000 shares of Common Stock (the “Offered Shares”). Under the terms of the Forward Sale Agreements, the settlement of the Forward Sale Agreements must occur on or before February 15, 2012. Although the Company expects to settle the Forward Sale Agreements entirely by physical delivery of shares of Common Stock, the Company may, subject to certain conditions, elect cash or net share settlement for all or a portion of its obligation to deliver shares of Common Stock.

The closing of the sale of the Offered Shares occurred on July 19, 2011. The Company did not receive any proceeds from the sale of the Offered Shares. Pursuant to the Equity Underwriting Agreement, the Company also granted the Equity Underwriters a 30-day option to purchase an additional 6,000,000 shares of Common Stock (the “Option Shares”) from the Company, at the same price paid for the Offered Shares, to cover any over-allotments. The Option Shares are not subject to the Forward Sale Agreements.

In connection with the Equity Offering, the Company and certain of its officers and directors entered into 75-day “lock-up” agreements in substantially the form included in the Equity Underwriting Agreement and subject to customary exceptions.

The Equity Offering was made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-159085).

The Equity Offering Agreements contain customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights, obligations of the parties and acceleration and termination provisions. The descriptions of the Equity Underwriting Agreement, the Common Stock and the Forward Sale Agreements set forth above are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 10.1 and 10.2 hereto respectively and incorporated by reference in this Item 1.01.

Item 7.01.	Regulation FD Disclosure

On July 13, 2011, the Company issued a press release announcing the pricing of the Equity Offering. The press release is attached as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01.

Item 8.01.	Other Events.

On July 19, 2011, the Company closed the public offering of: (i) $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2014, (ii) $750,000,000 aggregate principal amount of its 2.125% Senior Notes due 2014, (iii) $750,000,000 aggregate principal amount of its 3.150% Senior Notes due 2016, and (iv) $1,250,000,000 aggregate principal amount of its 4.750% Senior Notes due 2021 ((i), (ii), (iii), and (iv) are collectively referred to as the “Notes”), pursuant to an underwriting agreement (the “Debt Underwriting Agreement”) with Barclays Capital Inc., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein. The Notes were issued pursuant to a Senior Indenture, dated as of November 1, 1996, between the

Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as Indenture Trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3 (File No. 333-159085)

The foregoing description of the Debt Underwriting Agreement, Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated July 14, 2011, among Capital One Financial Corporation, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters

1.2	Underwriting Agreement, dated July 14, 2011, among Capital One Financial Corporation, Barclays Capital Inc., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several Underwriters

4.1	Specimen certificate representing the Common Stock (incorporated by reference to Exhibit 4.1 of the Corporation’s Annual Report on Form 10-K filed March 5, 2004)

4.2	Senior Indenture, dated as of November 1, 1996, between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.1 of the Corporation’s Report on Form 8-K, filed on November 13, 1996)

4.3	Form of Floating Rate Senior Note due 2014

4.4	Form of 2.125% Senior Note due 2014

4.5	Form of 3.150% Senior Note due 2016

4.6	Form of 4.750% Senior Note due 2021

5.1	Opinion of Gibson, Dunn & Crutcher LLP

10.1	Forward Sale Agreement between Capital One Financial Corporation and Barclays Capital Inc., dated July 14, 2011

10.2	Forward Sale Agreement between Capital One Financial Corporation and Morgan Stanley & Co. LLP, dated July 14, 2011

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

99.1	Press release dated July 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: July 19, 2011	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr. General Counsel and Corporate Secretary